Credit Suisse First Boston

ABSC 2005-HE1

Collateral Analysis

FICO	LTV	Percent of Outstanding Pool Balance	Average Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family	% PUD	% Owner Occ	% FullDoc
500 - 524	>65%	3.48%	$173,776.65	5.15%	8.25%	0.00%	514	41.25%	78.31%	80.61%	8.69%	97.94%	54.71%
525 - 549	>65%	5.36%	$176,775.54	7.94%	7.92%	0.00%	537	41.23%	80.89%	83.84%	9.90%	99.24%	61.54%
550 - 574	>65%	7.56%	$188,240.63	11.19%	7.32%	0.00%	562	41.34%	82.40%	78.45%	12.50%	98.58%	62.21%
575 - 599	>70%	9.93%	$177,147.32	14.70%	7.19%	0.00%	588	40.98%	84.08%	78.20%	12.90%	98.29%	67.01%
600 - 624	>70%	12.75%	$189,050.32	18.88%	7.03%	0.00%	612	41.07%	85.54%	77.36%	12.48%	95.53%	56.45%
625 - 649	>70%	14.14%	$181,816.27	20.93%	6.97%	0.00%	637	41.03%	85.40%	72.38%	14.27%	96.56%	44.76%
650 - 674	>80%	5.51%	$133,904.98	8.16%	7.88%	0.00%	662	40.25%	93.19%	69.62%	8.83%	89.94%	39.03%
675 - 699	>80%	4.37%	$157,726.93	6.47%	7.45%	0.00%	685	40.85%	92.75%	66.20%	11.73%	85.95%	36.33%
700 - 724	>80%	2.16%	$130,338.90	3.19%	7.78%	0.00%	711	39.59%	93.43%	57.05%	12.88%	81.85%	20.15%
725 - 749	>85%	1.30%	$149,082.68	1.92%	7.59%	0.00%	736	41.53%	94.50%	62.99%	3.09%	83.72%	36.08%
750 - 774	>85%	0.62%	$99,607.86	0.92%	8.43%	0.00%	762	41.37%	95.63%	67.35%	5.28%	73.30%	39.29%
775 - 799	>85%	0.30%	$133,356.06	0.44%	7.76%	0.00%	785	39.90%	94.35%	48.39%	4.23%	64.98%	61.30%
800 >=	>85%	0.06%	$103,906.25	0.09%	7.65%	0.00%	805	36.71%	96.17%	59.12%	40.88%	64.13%	50.93%
Grand Total:		67.53%	$171,000.11	100.00%	7.35%	0.00%	614	40.97%	85.86%	74.73%	11.92%	94.81%	52.10%

FICO	LTV	% Full Alt	%Ltd Doc	%Lite	Streamlined- Stated (PITI Verified)	% Stated Doc	% Int Only
500 - 524	>65%	0.00%	12.12%	1.04%	0.00%	32.14%	0.00%
525 - 549	>65%	0.91%	9.06%	0.27%	0.00%	28.21%	0.84%
550 - 574	>65%	0.94%	7.74%	0.35%	0.77%	27.99%	0.72%
575 - 599	>70%	2.25%	7.52%	0.98%	0.60%	21.63%	12.57%
600 - 624	>70%	3.06%	10.68%	4.52%	4.16%	21.14%	25.48%
625 - 649	>70%	1.11%	7.37%	3.01%	17.72%	26.02%	24.42%
650 - 674	>80%	2.33%	5.15%	3.04%	13.58%	36.87%	18.33%
675 - 699	>80%	1.36%	6.13%	2.61%	18.45%	35.12%	18.94%
700 - 724	>80%	1.28%	9.09%	1.03%	19.38%	49.07%	17.76%
725 - 749	>85%	1.98%	3.27%	0.88%	11.63%	46.16%	12.25%
750 - 774	>85%	0.00%	5.14%	0.00%	24.37%	31.21%	6.16%
775 - 799	>85%	0.00%	0.00%	0.00%	4.90%	33.80%	0.00%
800 >=	>85%	0.00%	0.00%	0.00%	5.56%	43.51%	0.00%
Grand Total:		1.68%	8.09%	2.21%	8.07%	27.86%	15.50%

LTV	DTI	Percent of Outstanding Pool Balance	Average Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family	% PUD	% Owner Occ	% FullDoc
<= 59	>50%	0.56%	$160,853.41	8.67%	6.39%	0.00%	604	52.66%	49.92%	82.79%	2.71%	89.69%	60.83%
60 - 64	>50%	0.23%	$221,700.00	3.53%	6.18%	0.00%	625	53.55%	62.09%	54.27%	0.00%	100.00%	64.61%
65 - 69	>50%	0.51%	$266,433.47	7.83%	6.45%	0.00%	595	52.81%	67.48%	69.22%	6.29%	93.05%	56.01%
70 - 74	>50%	0.90%	$242,358.63	13.95%	6.58%	0.00%	597	53.88%	72.22%	72.00%	18.42%	88.60%	63.32%
75 - 79	>50%	0.52%	$211,591.31	8.03%	6.81%	0.00%	595	52.57%	75.87%	69.79%	16.34%	96.55%	58.08%
80 - 84	>50%	1.58%	$224,066.22	24.42%	6.54%	0.00%	643	52.97%	80.21%	71.60%	9.72%	96.03%	70.17%
85 - 89	>50%	0.45%	$271,200.89	6.97%	7.26%	0.00%	595	53.29%	85.83%	69.35%	4.59%	90.30%	78.45%
90 - 94	>50%	0.77%	$236,553.94	11.88%	6.99%	0.00%	636	53.38%	90.66%	66.71%	18.65%	78.04%	58.08%
95 - 99	>50%	0.57%	$226,184.19	8.86%	7.29%	0.00%	618	54.31%	95.06%	84.27%	5.23%	80.58%	74.80%
100 >=	>50%	0.38%	$69,200.44	5.85%	9.55%	0.00%	657	52.80%	100.00%	55.78%	23.17%	98.72%	56.78%
Grand Total:		6.47%	$198,668.58	100.00%	6.88%	0.00%	619	53.23%	78.59%	71.14%	11.34%	90.64%	64.90%

LTV	DTI	% Full Alt	%Ltd Doc	%Lite	Streamlined- Stated (PITI Verified)	% Stated Doc	% Int Only
<= 59	>50%	0.00%	4.18%	0.00%	0.00%	34.98%	0.00%
60 - 64	>50%	0.00%	12.84%	0.00%	0.00%	22.55%	0.00%
65 - 69	>50%	0.00%	5.63%	0.00%	0.00%	38.36%	0.00%
70 - 74	>50%	1.76%	1.45%	0.00%	0.00%	33.48%	0.00%
75 - 79	>50%	0.00%	13.51%	0.00%	0.00%	28.41%	5.87%
80 - 84	>50%	0.00%	6.64%	7.50%	15.68%	0.00%	19.08%
85 - 89	>50%	4.59%	16.96%	0.00%	0.00%	0.00%	0.00%
90 - 94	>50%	6.22%	19.86%	1.76%	9.49%	4.59%	13.15%
95 - 99	>50%	5.58%	13.32%	0.00%	6.30%	0.00%	4.73%
100 >=	>50%	2.43%	22.23%	4.41%	14.14%	0.00%	9.95%
Grand Total:		1.94%	10.19%	2.30%	6.34%	14.33%	7.69%

DTI	FICO	Percent of Outstanding Pool Balance	Average Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family	% PUD	% Owner Occ	% FullDoc
20 - 24	<525	0.13%	$124,825.70	0.30%	8.34%	0.00%	516	22.96%	66.84%	100.00%	0.00%	75.35%	41.67%
25 - 29	<550	0.63%	$134,335.62	1.46%	8.25%	0.00%	533	27.64%	76.31%	86.67%	8.88%	96.40%	70.78%
30 - 34	<575	1.81%	$160,815.60	4.20%	7.66%	0.00%	541	32.22%	77.02%	84.54%	11.12%	100.00%	51.07%
35 - 39	<600	4.75%	$172,735.03	11.01%	7.39%	0.00%	562	37.34%	77.92%	76.74%	13.51%	99.37%	61.90%
40 - 44	<625	10.27%	$188,507.64	23.83%	7.27%	0.00%	579	42.38%	80.79%	79.83%	11.24%	98.33%	57.54%
45 - 49	<650	18.22%	$202,381.92	42.29%	7.28%	0.00%	591	47.48%	82.13%	76.54%	11.27%	97.73%	54.03%
50 - 54	<675	6.10%	$196,160.83	14.17%	7.02%	0.00%	602	51.65%	78.44%	70.58%	11.93%	96.41%	60.64%
55 - 99	<700	1.18%	$207,689.22	2.75%	6.96%	0.00%	602	56.69%	83.93%	83.21%	5.73%	90.07%	72.08%
Grand Total:		43.09%	$190,869.78	100.00%	7.28%	0.00%	584	44.99%	80.53%	77.24%	11.38%	97.67%	57.25%

DTI	FICO	% Full Alt	%Ltd Doc	%Lite	Streamlined- Stated (PITI Verified)	% Stated Doc	% Int Only
20 - 24	<525	0.00%	0.00%	0.00%	0.00%	58.33%	0.00%
25 - 29	<550	2.32%	0.50%	0.00%	0.00%	26.39%	0.00%
30 - 34	<575	0.00%	14.88%	0.40%	0.00%	33.65%	0.00%
35 - 39	<600	1.23%	5.48%	0.00%	0.43%	30.97%	6.24%
40 - 44	<625	1.36%	7.32%	1.30%	1.35%	31.13%	14.09%
45 - 49	<650	1.14%	7.65%	1.49%	6.11%	29.58%	13.47%
50 - 54	<675	1.92%	8.00%	1.84%	10.58%	17.03%	8.99%
55 - 99	<700	4.68%	18.57%	3.47%	0.74%	0.47%	0.00%
Grand Total:		1.38%	7.86%	1.31%	4.47%	27.74%	11.02%

Limited And Stated Doc

FICO	Percent of Outstanding Pool Balance	Average Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family	% PUD	% Owner Occ	% FullDoc
500 - 524	1.88%	$189,883.10	4.99%	8.35%	0.00%	513	41.32%	72.40%	74.82%	9.70%	100.00%	0.00%
525 - 549	2.50%	$187,639.75	6.63%	8.22%	0.00%	537	40.83%	74.18%	83.30%	8.03%	98.56%	0.00%
550 - 574	3.04%	$219,234.39	8.06%	7.49%	0.00%	562	40.14%	76.62%	76.68%	12.97%	97.23%	0.00%
575 - 599	4.21%	$242,919.07	11.18%	7.23%	0.00%	587	39.90%	76.29%	75.43%	14.07%	97.69%	0.00%
600 - 624	5.26%	$230,778.65	13.97%	7.04%	0.00%	612	40.06%	79.38%	72.73%	13.77%	94.60%	0.00%
625 - 649	5.86%	$226,167.55	15.55%	6.94%	0.00%	638	39.15%	80.23%	69.06%	14.80%	94.96%	0.00%
650 - 674	5.62%	$213,241.72	14.93%	6.89%	0.00%	662	39.32%	81.56%	72.41%	10.21%	93.73%	0.00%
675 - 699	3.87%	$229,539.36	10.28%	6.71%	0.00%	686	38.89%	82.25%	70.91%	7.63%	86.62%	0.00%
700 - 724	2.61%	$213,930.56	6.93%	6.76%	0.00%	711	39.51%	82.80%	53.82%	8.25%	84.89%	0.00%
725 - 749	1.56%	$209,210.51	4.13%	6.85%	0.00%	735	41.99%	83.88%	56.85%	9.76%	86.40%	0.00%
750 - 774	0.94%	$229,319.28	2.51%	6.73%	0.00%	762	42.07%	82.19%	82.34%	3.71%	84.84%	0.00%
775 - 799	0.24%	$147,011.44	0.65%	7.14%	0.00%	788	38.56%	83.31%	64.35%	12.64%	84.85%	0.00%
800 -824	0.08%	$192,420.80	0.20%	6.60%	0.00%	805	43.02%	83.32%	58.16%	41.84%	77.08%	0.00%
Total	37.67%	$218,827.79	100.00%	7.13%	0.00%	631	39.88%	79.40%	71.54%	11.40%	93.44%	0.00%

FICO	% Full Alt	%Ltd Doc	%Lite	Streamlined- Stated (PITI Verified)	% Stated Doc	% Int Only	%CA	%NY	%FL
500 - 524	0.00%	24.04%	0.00%	0.00%	75.96%	0.00%	45.85%	3.78%	5.74%
525 - 549	0.00%	19.96%	0.00%	0.00%	80.04%	0.00%	44.79%	6.84%	5.98%
550 - 574	0.00%	20.83%	0.00%	0.00%	79.17%	0.64%	44.53%	7.43%	5.81%
575 - 599	0.00%	20.02%	0.00%	0.00%	79.98%	2.22%	47.91%	9.84%	5.98%
600 - 624	0.00%	29.08%	0.00%	0.00%	70.92%	21.73%	49.62%	6.65%	5.18%
625 - 649	0.00%	20.88%	0.00%	0.00%	79.12%	20.42%	51.72%	7.79%	6.00%
650 - 674	0.00%	15.69%	0.00%	0.00%	84.31%	26.25%	55.12%	5.63%	5.56%
675 - 699	0.00%	9.88%	0.00%	0.00%	90.12%	24.34%	51.13%	7.75%	3.25%
700 - 724	0.00%	16.28%	0.00%	0.00%	83.72%	25.00%	53.05%	11.60%	4.27%
725 - 749	0.00%	9.68%	0.00%	0.00%	90.32%	21.84%	57.19%	13.77%	3.33%
750 - 774	0.00%	8.46%	0.00%	0.00%	91.54%	38.22%	70.50%	6.03%	3.50%
775 - 799	0.00%	0.00%	0.00%	0.00%	100.00%	22.13%	72.19%	0.00%	7.42%
800 -824	0.00%	0.00%	0.00%	0.00%	100.00%	0.00%	0.00%	51.97%	0.00%
Total	0.00%	18.85%	0.00%	0.00%	81.15%	16.67%	50.93%	7.75%	5.21%

Interest Only FICO	Percent of Outstanding Pool Balance	Average Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family	% PUD	% Owner Occ	% FullDoc
550 - 574	0.05%	$572,000.00	0.22%	6.25%	0.00%	546	37.00%	80.00%	100.00%	0.00%	100.00%	100.00%
575 - 599	0.05%	$228,583.33	0.27%	6.72%	0.00%	556	38.28%	79.56%	27.71%	0.00%	100.00%	27.71%
600 - 624	1.39%	$254,539.31	6.83%	6.57%	0.00%	589	41.55%	80.57%	73.73%	16.92%	98.30%	92.51%
625 - 649	3.70%	$283,566.94	18.18%	6.57%	0.00%	612	40.07%	81.65%	83.57%	9.21%	97.73%	62.53%
650 - 674	3.65%	$279,351.82	17.91%	6.29%	0.00%	638	39.98%	81.85%	78.06%	15.31%	99.59%	56.70%
675 - 699	4.86%	$313,258.66	23.86%	6.23%	0.00%	663	39.64%	80.88%	68.80%	12.85%	98.42%	42.05%
700 - 724	2.68%	$313,522.03	13.16%	6.24%	0.00%	685	40.34%	82.46%	70.13%	11.82%	99.39%	30.22%
725 - 749	2.04%	$325,400.77	9.99%	6.00%	0.00%	711	38.81%	81.20%	70.65%	17.35%	97.50%	38.21%
750 - 774	1.04%	$292,011.16	5.11%	6.03%	0.00%	736	39.93%	81.97%	66.80%	6.30%	95.37%	36.60%
775 - 799	0.76%	$330,286.10	3.72%	6.09%	0.00%	761	40.78%	81.18%	76.59%	1.92%	100.00%	22.22%
800 - 824	0.15%	$387,300.00	0.75%	5.80%	0.00%	786	32.86%	79.74%	82.77%	17.23%	100.00%	64.71%
Grand Total:	20.37%	$297,483.93	100.00%	6.29%	0.00%	660	39.91%	81.46%	74.09%	12.45%	98.45%	49.15%

Interest Only FICO	% Full Alt	%Ltd Doc	%Lite	Streamlined- Stated (PITI Verified)	% Stated Doc	% Int Only	%CA	%NY	%FL
550 - 574	0.00%	0.00%	0.00%	0.00%	0.00%	100.00%	100.00%	0.00%	0.00%
575 - 599	0.00%	0.00%	0.00%	36.75%	35.55%	100.00%	36.75%	0.00%	27.71%
600 - 624	0.77%	6.01%	0.00%	0.00%	0.71%	100.00%	62.86%	2.28%	1.54%
625 - 649	3.27%	14.03%	3.33%	0.00%	16.84%	100.00%	67.30%	1.82%	2.55%
650 - 674	0.22%	11.49%	5.35%	4.96%	21.28%	100.00%	72.80%	0.77%	2.25%
675 - 699	1.96%	10.08%	3.27%	22.36%	20.28%	100.00%	76.95%	2.43%	3.04%
700 - 724	0.99%	6.73%	0.85%	32.80%	28.42%	100.00%	82.38%	1.09%	1.89%
725 - 749	0.00%	5.57%	3.90%	25.86%	26.47%	100.00%	76.66%	1.84%	3.76%
750 - 774	0.00%	7.44%	0.00%	30.72%	25.24%	100.00%	76.01%	1.50%	4.55%
775 - 799	0.00%	3.55%	0.00%	30.19%	44.04%	100.00%	85.30%	3.96%	0.00%
800 - 824	0.00%	0.00%	0.00%	0.00%	35.29%	100.00%	82.01%	0.00%	0.00%
Grand Total:	1.28%	9.38%	2.85%	15.91%	21.43%	100.00%	74.42%	1.76%	2.63%

2nd Liens
FICO	Percent of Outstanding Pool Balance	Average Current Balance	Percent of Current Balance	Wtd Avg GWAC	% MI	Wtd Avg FICO	Wtd Avg DTI	Wtd Avg LTV	% Single Family	% PUD	% Owner Occ	% FullDoc
500 - 524	0.01%	$40,200.00	0.09%	10.01%	0.00%	508	39.21%	100.00%	100.00%	0.00%	100.00%	100.00%
525 - 549	0.02%	$73,437.51	0.34%	10.34%	0.00%	543	39.23%	100.00%	100.00%	0.00%	100.00%	100.00%
550 - 574	0.04%	$46,450.02	0.53%	11.22%	0.00%	563	44.80%	99.71%	66.47%	19.96%	100.00%	47.52%
575 - 599	0.51%	$47,616.59	7.37%	10.95%	0.00%	590	40.73%	99.74%	75.80%	13.38%	100.00%	83.84%
600 - 624	0.84%	$55,100.10	12.19%	10.63%	0.00%	613	41.29%	99.41%	77.63%	17.38%	100.00%	62.10%
625 - 649	1.30%	$59,781.58	18.84%	10.44%	0.00%	638	41.88%	99.30%	72.49%	15.85%	99.85%	39.10%
650 - 674	1.70%	$67,228.95	24.66%	10.16%	0.00%	662	41.08%	99.56%	63.75%	14.16%	99.68%	28.79%
675 - 699	0.96%	$64,967.16	13.92%	9.99%	0.00%	686	41.69%	99.72%	60.06%	20.22%	98.39%	22.58%
700 - 724	0.73%	$67,234.10	10.56%	9.60%	0.00%	712	41.23%	99.63%	64.94%	13.90%	95.87%	27.33%
725 - 749	0.39%	$70,961.96	5.61%	9.57%	0.00%	736	41.56%	99.57%	56.84%	5.53%	99.07%	23.53%
750 - 774	0.29%	$65,550.82	4.21%	9.61%	0.00%	762	41.61%	99.45%	68.13%	7.76%	97.00%	22.51%
775 - 799	0.10%	$62,616.97	1.44%	9.54%	0.00%	785	40.31%	99.85%	72.82%	12.61%	92.85%	37.54%
800 - 824	0.02%	$54,854.69	0.25%	9.81%	0.00%	804	41.24%	100.00%	64.99%	35.01%	81.58%	37.83%
Grand Total:	6.91%	$61,794.13	100.00%	10.19%	0.00%	664	41.38%	99.54%	67.69%	14.87%	98.91%	37.82%

FICO	% Full Alt	%Ltd Doc	%Lite	Streamlined- Stated (PITI Verified)	% Stated Doc	% Int Only	%CA	%NY	%FL
500 - 524	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
525 - 549	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	64.95%	0.00%	12.26%
550 - 574	0.00%	20.88%	0.00%	31.60%	0.00%	0.00%	13.56%	18.04%	0.00%
575 - 599	7.23%	5.27%	1.27%	2.40%	0.00%	0.00%	39.35%	6.87%	2.84%
600 - 624	5.19%	15.37%	7.15%	9.42%	0.76%	0.00%	55.63%	1.59%	2.03%
625 - 649	2.43%	9.88%	3.44%	34.53%	10.63%	0.00%	51.33%	3.67%	3.19%
650 - 674	1.49%	7.13%	2.91%	41.32%	18.36%	0.00%	58.93%	5.56%	2.93%
675 - 699	0.15%	3.36%	1.50%	54.61%	17.79%	0.00%	60.28%	1.17%	2.73%
700 - 724	0.95%	5.17%	3.06%	37.90%	25.59%	0.00%	62.58%	7.96%	1.48%
725 - 749	1.51%	7.03%	0.00%	30.62%	37.30%	0.00%	68.21%	8.26%	0.00%
750 - 774	0.00%	4.12%	0.00%	52.24%	21.14%	0.00%	42.58%	13.91%	3.79%
775 - 799	0.00%	0.00%	0.00%	14.62%	47.85%	0.00%	62.72%	4.87%	5.83%
800 - 824	0.00%	0.00%	0.00%	18.42%	43.75%	0.00%	37.83%	0.00%	18.42%
Grand Total:	2.19%	7.58%	2.86%	33.96%	15.58%	0.00%	55.79%	4.98%	2.65%

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